As filed with the U.S. Securities and Exchange Commission on December 7, 2023

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22668

ETF Series Solutions
(Exact name of registrant as specified in charter)

615 East Michigan Street

Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Kristina R. Nelson

ETF Series Solutions

615 East Michigan Street

Milwaukee, WI 53202

(Name and address of agent for service)

(414) 516-1645

Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period: September 30, 2023

Item 1. Reports to Stockholders.

(a)

Semi-Annual Report

September 30, 2023

AlphaMark Actively Managed Small Cap ETF

Ticker: SMCP

AlphaMark Actively Managed Small Cap ETF

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
September 30, 2023 (Unaudited)

Dear Shareholder:

The AlphaMark Actively Managed Small Cap ETF (“SMCP” or the “Fund”) investment philosophy is founded on an appreciation of risk. We attempt to identify companies with the most favorable risk/reward profiles in the small cap universe. In order to do so we must continuously review the economic landscape.

Rising Rates Causing Pain and Gain

Soft landing in jeopardy?

“Soft landing” is the phrase that economists use to describe how the economy will react after the Federal Reserve (“Fed”) completes an interest raise cycle and the economy avoids a recession. This is opposed to a crash landing, which indicates a recession is coming and the economy is on a crash course. Throughout the Spring and Summer, the general consensus was that the Fed had perfected monetary policy and the economy will slow down but not push the U.S. into a recession. The arguments for this rationale focused on the strength of the labor market and the Fed’s indication that it would lower rates 4 times in 2024. Well, things have changed. At their last meeting on September 20th, the Fed signaled that it would keep rates higher for longer. Treasury yields spiked to their highest levels in more than 10 years following the news. Also, other economic news is emerging that may give pause to the notion that the economy can withstand the Fed rate cycle. China’s recovery has not happened, the dollar is strengthening, and oil prices are moving higher. We realize that our conservative approach to investing has been somewhat counter to the high flying and somewhat irrational behavior of the stock market, however, we have not wavered from our stance. We never believed that the Fed was going to magically start to lower rates…just because. Historically, rate cuts that start after a raise cycle, happen after a recession has already started. It was complete folly for the markets to believe that the Fed would lower rates without data to support that decision. Slower growth, the hallmark for a soft landing, does not dictate lower rates. Given our cautious stance on the economy, the stock market’s newfound acceptance of some risk and the bond market’s response to recent data, we are more focused on quality than ever.

As a rule of thumb, no one likes higher interest rates, except for conservative savers. Higher interest rates make everything more expensive, from home mortgages to automobile financing. The Federal Reserve has been raising rates for the last 18 months. The 2022 stock market downturn was the direct result of increasing rates. Historically it has taken about 18 months for those rate increases to have any impact on the economy. The stock market seems to have a very short-term memory and

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
September 30, 2023 (Unaudited) (Continued)

apparently requires instant gratification. The economy held up through most of 2022 and early 2023, therefore, the stock market decided everything must be fine. We have kept your portfolios conservative throughout this time, knowing that the historic rise in interest rates would eventually start to have an effect. We believe the stock market is just starting to notice the effect higher interest rates can have on valuations. Higher interest rates mathematically make high growth, high valuation stocks less valuable based on the current value of their future cash flows. Higher interest rates hurt the consumer in various ways, mainly, Home Equity Line of Credits (“HELOCs”), credit card debt and automobile financing. The need to pay more cash towards interest payments versus discretionary spending is exactly what the Fed is trying to accomplish. Since the last Fed meeting, interest rates have risen, with the 10-year U.S. Treasury yield rising above 4.5%. The overall stock market dropped 3.4% since then. This is not a resounding avoidance of overvalued stocks by investors based on a move in interest rates. We feel there are high quality stocks make better options for returns when staring in the face of higher interest rates and potential recessionary indicators.

Preparation

It is our belief that we have created a high-quality diversified Fund by investing in small cap stocks that have earnings momentum, high quality balance sheets, high profit margins relative to their peers and are priced at levels that make their future a value versus risk.

During the six-month period ended September 30, 2023 (the “current fiscal period”), the net asset value per share of the Fund increased from $24.53 to $25.04, a total return of 2.05%. The market price increased from $24.53 to $25.10, a total return of 2.31%. During this time, the Morningstar US Small Cap Index gained 0.78%. The main contributors of gains in the Fund came from the following holdings: iShares Russell 2000 Growth ETF +11.47%, iShares Russell 2000 Value ETF +10.74%, iShares MSCI Emerging Markets Small Cap ETF +14.29% and CONSOL Energy, Inc. +43.38%. The main detractors to the Fund over the current fiscal period were: Forward Air Corporation -41.42%, Verint Systems, Inc. -39.22%, Inmode, Ltd. -28.58%, and Alight, Inc - Class A. -28.00%.

As of the end of the current fiscal period, the Fund’s assets were diversified among 101 positions. Our 5 largest areas of investment are Financial 30.5%, Energy 17.7%, Industrials 17.9%, Technology 7.3% and Consumer, Cyclical 11.3%. Cash equivalents represented 1.0% of the Fund’s net assets.

As of September 30, 2023, the Fund had net assets of $25.0 million.

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
September 30, 2023 (Unaudited) (Continued)

In conclusion, we are confident that our strategy of investing in high quality small cap companies that present the most compelling value versus their counterparts should provide a better risk adjusted return.

Sincerely,

Michael L. Simon
President and Chief Investment Officer
AlphaMark Advisors, LLC

Must be preceded or accompanied by a prospectus.

The Morningstar US Small Cap Index tracks the performance of the U.S. small-cap stocks that fall between the 90th and 97th percentile in market capitalization of the investable universe. In aggregate, the Small Cap Index represents 7 percent of the investable universe. The index does not incorporate Environmental, Social, or Governance (ESG) criteria.. One cannot invest directly in an index.

Investing involves risk. Principal loss is possible. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. These risks are greater for investments in emerging markets. The Fund invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. REITs may have limited financial resources, may trade less frequently and in limited volume and may be more volatile than other securities. Investing in investment companies, such as ETFs will subject the Fund to additional expenses of each investment company and risk of owning the underlying securities held by each. ETFs may trade at a premium or discount to their net asset value. Shares of ETFs are bought and sold at market price (rather than NAV) and not individually redeemed from the fund. Brokerage commissions will reduce returns.

Market returns are based on the daily NASDAQ Official Close Price (“NOCP”) at 4:00p.m. Eastern time and do not represent the returns you would receive if you traded shares at other times.

AlphaMark Advisors LLC is the Adviser (the “Adviser”) to the AlphaMark Actively Managed Small Cap ETF, which is distributed by Quasar Distributors, LLC.

AlphaMark Actively Managed Small Cap ETF

Shareholder Letter
September 30, 2023 (Unaudited) (Continued)

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Advisor believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

Fund holdings and allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security. Please see the Schedule of Investments in this report for a complete list of Fund holdings.

Diversification does not assure a profit or protect against loss in a declining market.

AlphaMark Actively Managed Small Cap ETF

Portfolio Allocation
As of September 30, 2023 (Unaudited)

Sector	Percentage of Net Assets
Financial (a)	30.5%
Industrial	17.9
Energy	17.7
Consumer, Cyclical	11.3
Consumer, Non-cyclical	8.4
Technology	7.3
Communications	2.8
Basic Materials	2.0
Utilities	1.0
Short-Term Investments	1.0
Other Assets in Excess of Liabilities	0.1
TOTAL	100.0%

(a)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to the developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
September 30, 2023 (Unaudited)

Shares	Security Description	Value
	COMMON STOCKS — 98.9%
	Basic Materials — 2.0%
4,735	Commercial Metals Company	$233,956
2,517	Innospec, Inc.	257,238
		491,194
	Communications — 2.8%
2,913	InterDigital, Inc.	233,739
15,764	TEGNA, Inc.	229,681
3,713	Ziff Davis, Inc.	236,482
		699,902
	Consumer, Cyclical — 11.3%
4,538	Academy Sports & Outdoors, Inc.	214,511
19,069	American Eagle Outfitters, Inc.	316,736
3,165	Beacon Roofing Supply, Inc. (a)	244,243
2,449	Fox Factory Holding Corporation (a)	242,647
3,652	GMS, Inc. (a)	233,618
4,906	KB Home	227,050
1,946	LGI Homes, Inc. (a)	193,608
2,676	M/I Homes, Inc. (a)	224,891
5,217	MDC Holdings, Inc.	215,097
1,770	Meritage Homes Corporation	216,630
6,278	Rush Enterprises, Inc. - Class A	256,331
7,888	Steven Madden, Ltd.	250,602
		2,835,964
	Consumer, Non-cyclical — 8.4%
27,156	Alight, Inc. - Class A (a)	192,536
3,381	ASGN, Inc. (a)	276,160
6,760	EVERTEC, Inc.	251,337
1,880	Helen of Troy, Ltd. (a)	219,133
6,216	Inmode, Ltd. (a)	189,339
5,102	Korn Ferry	242,039
4,609	LivaNova plc (a)	243,724
6,845	Sprouts Farmers Market, Inc. (a)	292,966
19,290	StoneCo, Ltd. - Class A	205,824
		2,113,058

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
September 30, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.9% (Continued)
	Energy — 17.7%
5,066	California Resources Corporation	$283,747
7,674	ChampionX Corporation	273,348
1,710	Chord Energy Corporation	277,140
3,607	Civitas Resources, Inc.	291,698
13,367	CNX Resources Corporation (a)	301,827
3,694	CONSOL Energy, Inc.	387,537
5,993	Helmerich & Payne, Inc.	252,665
16,797	Liberty Energy, Inc.	311,080
12,060	Magnolia Oil & Gas Corporation - Class A	276,295
4,954	Matador Resources Company	294,664
6,269	Murphy Oil Corporation	284,299
17,469	Patterson-UTI Energy, Inc.	241,771
12,345	Peabody Energy Corporation	320,847
23,471	Permian Resources Corporation	327,654
7,435	SM Energy Company	294,798
		4,419,370
	Financial — 30.5% (b)
4,980	American Equity Investment Life Holding Company (a)	267,127
6,272	Ameris Bancorp	240,782
17,243	Apple Hospitality REIT, Inc.	264,507
15,120	Arbor Realty Trust, Inc.	229,522
6,475	Artisan Partners Asset Management, Inc. - Class A	242,295
13,868	Associated Banc-Corporation	237,281
10,754	Cadence Bank	228,200
6,961	Cathay General Bancorp	241,964
5,065	Community Bank System, Inc.	213,794
5,355	Essent Group, Ltd.	253,238
8,167	First Financial Bankshares, Inc.	205,155
18,721	Fulton Financial Corporation	226,711
8,041	Glacier Bancorp, Inc.	229,169
3,072	Hamilton Lane, Inc. - Class A	277,832
6,044	Hancock Whitney Corporation	223,568
11,035	Home BancShares, Inc.	231,073
4,444	Independent Bank Corporation	218,156
8,151	Jackson Financial, Inc. - Class A	311,531

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
September 30, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.9% (Continued)
	Financial — 30.5% (b) (Continued)
25,865	LXP Industrial Trust	$230,199
4,484	Mr Cooper Group, Inc. (a)	240,163
4,841	National Health Investors, Inc.	248,633
15,662	Old National Bancorp	227,725
9,855	Radian Group, Inc.	247,459
2,551	Selective Insurance Group, Inc.	263,187
4,482	ServisFirst Bancshares, Inc.	233,826
3,433	SouthState Corporation	231,247
4,167	Texas Capital Bancshares, Inc. (a)	245,436
3,770	UMB Financial Corporation	233,929
8,055	United Bankshares, Inc.	222,237
9,189	United Community Banks, Inc.	233,492
26,221	Valley National Bancorp	224,452
2,935	Walker & Dunlop, Inc.	217,894
		7,641,784
	Industrial — 17.9%
2,198	Advanced Energy Industries, Inc.	226,658
1,858	Applied Industrial Technologies, Inc.	287,265
2,230	ArcBest Corporation	226,680
1,692	Atkore, Inc. (a)	252,429
2,813	Belden, Inc.	271,595
2,613	Boise Cascade Company	269,244
5,381	Cactus, Inc. - Class A	270,180
1,609	Encore Wire Corporation	293,577
1,951	EnPro Industries, Inc.	236,442
2,234	Forward Air Corporation	153,565
2,964	Hub Group, Inc. - Class A (a)	232,793
9,055	Kennametal, Inc.	225,288
2,844	Matson, Inc.	252,320
1,685	Simpson Manufacturing Company, Inc.	252,430
3,214	SPX Technologies, Inc. (a)	261,620
4,642	Terex Corporation	267,472
2,615	UFP Industries, Inc.	267,776
9,514	Vishay Intertechnology, Inc.	235,186
		4,482,520

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Schedule of Investments
September 30, 2023 (Unaudited) (Continued)

Shares	Security Description	Value
	COMMON STOCKS — 98.9% (Continued)
	Technology — 7.3%
11,648	ACI Worldwide, Inc. (a)	$262,778
8,993	Amkor Technology, Inc.	203,242
1,837	Insight Enterprises, Inc. (a)	267,283
4,475	Kulicke & Soffa Industries, Inc.	217,619
10,707	MaxLinear, Inc. (a)	238,231
4,558	Progress Software Corporation	239,660
7,215	Verint Systems, Inc. (a)	165,873
13,071	Verra Mobility Corporation	244,428
		1,839,114
	Utilities — 1.0%
3,293	Otter Tail Corporation	250,005
	TOTAL COMMON STOCKS (Cost $26,823,568)	24,772,911

	SHORT-TERM INVESTMENTS — 1.0%
242,337	First American Government Obligations Fund - Class X, 5.26% (c)	242,337
	TOTAL SHORT-TERM INVESTMENTS (Cost $242,337)	242,337
	TOTAL INVESTMENTS (Cost $27,065,905) — 99.9%	25,015,248
	Other Assets in Excess of Liabilities — 0.1%	20,024
	NET ASSETS — 100.0%	$25,035,272

Percentages are stated as a percent of net assets.
(a)	Non-income producing security.
(b)

To the extent that the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors. See Note 7 in the Notes to Financial Statements.

(c)	Rate shown is the annualized seven-day yield as of September 30, 2023.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Assets and Liabilities
September 30, 2023 (Unaudited)

ASSETS
Investments in securities, at value (Cost $27,065,905)	$25,015,248
Dividends and interest receivable	38,644
Total assets	25,053,892

LIABILITIES
Management fees payable	18,620
Total liabilities	18,620

NET ASSETS	$25,035,272

Net Assets Consist of:
Paid-in capital	$26,514,243
Total distributable earnings (accumulated deficit)	(1,478,971)
Net assets	$25,035,272

Net Asset Value:
Net assets	$25,035,272
Shares outstanding ^	1,000,000
Net asset value, offering and redemption price per share	$25.04

^	No par value, unlimited number of shares authorized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statement of Operations
For the Six-Months Ended September 30, 2023 (Unaudited)

INCOME
Dividends	$229,890
Interest	6,793
Total investment income	236,683

EXPENSES
Management fees	108,938
Total expenses	108,938
Net investment income (loss)	127,745

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on:
Investments	4,667,564
Securities litigation	2,548
Change in unrealized appreciation (depreciation) on investments	(4,369,330)
Net realized and unrealized gain (loss) on investments	300,782
Net increase (decrease) in net assets resulting from operations	$428,527

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Statements of Changes in Net Assets

	Six-Months Ended September 30, 2023 (Unaudited)	Year Ended March 31, 2023
OPERATIONS
Net investment income (loss)	$127,745	$147,181
Net realized gain (loss) on investments and securities litigation	4,670,112	(211,377)
Change in unrealized appreciation (depreciation) on investments	(4,369,330)	(3,279,210)
Net increase (decrease) in net assets resulting from operations	428,527	(3,343,406)

DISTRIBUTIONS TO SHAREHOLDERS
Net distributions to shareholders	—	(135,676)
Total distributions to shareholders	—	(135,676)

CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	1,301,505	3,624,790
Payments for shares redeemed	—	(1,247,730)
Net increase (decrease) in net assets derived from capital share transactions (a)	1,301,505	2,377,060
Net increase (decrease) in net assets	$1,730,032	$(1,102,022)

NET ASSETS
Beginning of period/year	$23,305,240	$24,407,262
End of period/year	$25,035,272	$23,305,240

(a)	A summary of capital share transactions is as follows:

	Shares	Shares
Shares sold	50,000	150,000
Shares redeemed	—	(50,000)
Net increase (decrease)	50,000	100,000

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Financial Highlights
For a capital share outstanding throughout the period/year

	Six-Months Ended September 30, 2023		Year Ended March 31,
	(Unaudited)		2023	2022	2021	2020	2019
Net asset value, beginning of period/year	$24.53		$28.71	$29.92	$17.63	$23.46	$25.00

INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss) (1)(2)	0.13		0.16	0.23	0.12	0.25	(0.04)
Net realized and unrealized gain (loss) on investments (5)	0.38		(4.20)	(1.22)	12.32	(5.93)	(1.50)
Total from investment operations	0.51		(4.04)	(0.99)	12.44	(5.68)	(1.54)

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	—		(0.14)	(0.22)	(0.15)	(0.15)	—
Total distributions to shareholders	—		(0.14)	(0.22)	(0.15)	(0.15)	—

Net asset value, end of period/year	$25.04		$24.53	$28.71	$29.92	$17.63	$23.46

Total return	2.05	%(6)	-14.05%	-3.37%	70.63%	-24.37%	-6.15%

SUPPLEMENTAL DATA:
Net assets at end of period/year (000’s)	$25,035		$23,305	$24,407	$25,436	$15,871	$23,461

RATIOS TO AVERAGE NET ASSETS:
Expenses to average net assets (3)	0.90	%(7)	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets (2)	1.06	%(7)	0.66%	0.74%	0.51%	1.07%	(0.18)%
Portfolio turnover rate (4)	106	%(6)	17%	38%	44%	62%	360%

(1)	Calculated based on average shares outstanding during the period.
(2)

Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies in which the Fund invested prior to July 31, 2023. The ratio does not include net investment income of the underlying investment companies in which the Fund invested.

(3)	Does not include expenses of the investment companies in which the Fund invested prior to July 31, 2023.
(4)	Excludes the impact of in-kind transactions.
(5)

Net realized and unrealized gain (loss) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.

(6)	Not annualized.
(7)	Annualized.

The accompanying notes are an integral part of these financial statements.

AlphaMark Actively Managed Small Cap ETF

Notes to Financial Statements
September 30, 2023 (Unaudited)

NOTE 1 – ORGANIZATION

AlphaMark Actively Managed Small Cap ETF (the “Fund”) is a diversified series of ETF Series Solutions (“ESS” or the “Trust”), an open-end management investment company consisting of multiple investment series, organized as a Delaware statutory trust on February 9, 2012. The Trust is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares is registered under the Securities Act of 1933, as amended (the “Securities Act”). The investment objective of the Fund is to seek long-term growth of capital. Prior to July 31, 2023 the Fund invested primarily in ETFs (“Underlying ETFs”) that invest in equity securities of small-cap companies listed on a U.S. or international exchange (including in emerging markets). The Fund commenced operations on April 20, 2015.

The end of the reporting period for the Fund is September 30, 2023, and the period covered by these Notes to Financial Statements is the fiscal period from April 1, 2023 to September 30, 2023 (the “current fiscal period”).

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.

Security Valuation. All equity securities, including domestic and foreign common stocks, preferred stocks, and exchange traded funds that are traded on a national securities exchange, except those listed on the Nasdaq Global Market®, Nasdaq Global Select Market® and the Nasdaq Capital Market® exchanges (collectively, “Nasdaq”) are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on Nasdaq will be valued at the Nasdaq Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or Nasdaq security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

quoted closing bid and asked price will be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate, which approximates fair value.

Investments in mutual funds, including money market funds, are valued at their net asset value (“NAV”) per share.

Securities for which quotations are not readily available are valued at their respective fair values in accordance with pricing procedures adopted by the Fund’s Board of Trustees (the “Board”). When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board. The use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis. U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1	– Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2

– Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3

– Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments as of the end of the current fiscal period:

Assets^	Level 1	Level 2	Level 3	Total
Common Stocks	$24,772,911	$—	$—	$24,772,911
Short-Term Investments	242,337	—	—	242,337
Total Investments in Securities	$25,015,248	$—	$—	$25,015,248

^	See Schedule of Investments for breakout of investments by sector classifications.

During the current fiscal period, the Fund did not recognize any transfers to or from Level 3.

B.

Federal Income Taxes. The Fund’s policy is to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all net taxable investment income and net capital gains to shareholders. Therefore, no federal income tax provision is required. The Fund plans to file U.S. Federal and applicable state and local tax returns.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months. Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits on uncertain tax positions as income tax expense in the Statement of Operations. During the current fiscal period, the Fund did not incur any interest or penalties.

C.

Security Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a specific identification basis. Dividend income is recorded on the ex-dividend date. Non-cash dividends included

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

in dividend income or separately disclosed, if any, are recorded at the fair value of the security received. Withholding taxes on foreign dividends, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income is recorded on an accrual basis.

D.

Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities are declared and paid by the Fund at least annually. Distributions are recorded on the ex-dividend date.

E.

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the current fiscal period. Actual results could differ from those estimates.

F.

Share Valuation. The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash and other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange (“NYSE”) is closed for trading. The offering and redemption price per share for creation units of the Fund is equal to the Fund’s NAV per share.

G.

Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.

Reclassification of Capital Accounts. U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV per share.

The permanent differences primarily relate to redemptions in-kind. During the fiscal year ended March 31, 2023, the following table shows the reclassifications made:

Distributable Earnings (Accumulated Deficit)	Paid-In Capital
$(234,102)	$234,102

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

I.

Subsequent Events. In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions that occurred during the period subsequent to the end of the current fiscal period that materially impacted the amounts or disclosures in the Fund’s financial statements.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

AlphaMark Advisors, LLC (“the Adviser”) serves as the investment adviser to the Fund. Pursuant to an Investment Advisory Agreement (“Advisory Agreement”) between the Trust, on behalf of the Fund, and the Adviser, the Adviser provides investment advice to the Fund and oversees the day-to-day operations of the Fund, subject to the direction and control of the Board and the officers of the Trust. Under the Advisory Agreement, the Adviser also arranges for the transfer agency, custody, fund administration and accounting, and all other related services necessary for the Fund to operate. Under the Advisory Agreement, the Adviser has agreed to pay all expenses of the Fund, except for: the fee paid to the Adviser pursuant to the Advisory Agreement, interest charges on any borrowings, taxes, brokerage commissions and other expenses incurred in placing orders for the purchase and sale of securities and other investment instruments, acquired fund fees and expenses, accrued deferred tax liability, extraordinary expenses, and distribution (12b-1) fees and expenses. For the services it provides to the Fund, the Fund pays the Adviser a unified management fee, which is calculated daily and paid monthly, at an annual rate of 0.90% on the first $50 million of the Fund’s net assets, 0.80% on the next $100 million in net assets, 0.70% on the next $100 million in net assets, and 0.60% on net assets greater than $250 million.

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services” or “Administrator”), acts as the Fund’s Administrator and, in that capacity, performs various administrative and accounting services for the Fund. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund, including regulatory compliance monitoring and financial reporting; prepares reports and materials to be supplied to the Board; and monitors the activities of the Fund’s Custodian, transfer agent, and fund accountant. Fund Services also serves as the transfer agent and fund accountant to the Fund. U.S. Bank N.A. (the “Custodian”), an affiliate of Fund Services, serves as the Fund’s Custodian.

All officers of the Trust are affiliated with the Administrator and Custodian.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

NOTE 4 – PURCHASES AND SALES OF SECURITIES

During the current fiscal period, purchases and sales of securities by the Fund, excluding short-term securities and in-kind transactions, were $25,536,458 and $25,377,411, respectively.

During the current fiscal period, there were no purchases or sales of U.S. Government securities.

During the current fiscal period, in-kind transactions associated with creations were $1,287,131 there were no in-kind transactions associated with redemptions.

NOTE 5 – INCOME TAX INFORMATION

The amount and character of tax basis distributions and composition of net assets, including distributable earnings (accumulated deficit) are finalized at fiscal year-end; accordingly, tax basis balances have not been determined for the current fiscal period.

The components of distributable earnings (accumulated deficit) and cost basis of investments for federal income tax purposes at March 31, 2023 were as follows:

Tax cost of investments	$21,395,518
Gross tax unrealized appreciation	$2,872,936
Gross tax unrealized depreciation	(946,387)
Net tax unrealized appreciation (depreciation)	1,926,549
Undistributed ordinary income	89,135
Undistributed long-term capital gains	—
Other accumulated gain (loss)	(3,923,182)
Distributable earnings (accumulated deficit)	$(1,907,498)

The difference between the cost basis for financial statement and federal income tax purposes is due primarily to timing differences in recognizing wash sales.

A regulated investment company may elect for any taxable year to treat any portion of any qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the Fund’s taxable year subsequent to October 31 and December 31, respectively. For the taxable year ended March 31, 2023, the Fund did not elect to defer any post-October capital losses or late-year ordinary losses.

As of March 31, 2023, the Fund had a short-term capital loss carryforward of $3,695,047 and a long-term capital loss carryforward of $228,135. These amounts do not have an expiration date.

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

The tax character of distributions paid by the Fund during the fiscal years ended March 31, 2023 and March 31, 2022 was $135,676 and $184,453 of ordinary income, respectively.

NOTE 6 – SHARE TRANSACTIONS

Shares of the Fund are listed and traded on The Nasdaq Stock Market, LLC. Market prices for the shares may be different from their NAV. The Fund issues and redeems shares on a continuous basis at NAV generally in large blocks of shares, called “Creation Units.” Creation Units are issued and redeemed principally in-kind for securities included in a specified universe. Once created, shares generally trade in the secondary market at market prices that change throughout the day. Except when aggregated in Creation Units, shares are not redeemable securities of the Fund. Creation Units may only be purchased or redeemed by certain financial institutions (“Authorized Participants”). An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the National Securities Clearing Corporation or (ii) a Depository Trust Company participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors do not qualify as Authorized Participants nor have the resources to buy and sell whole Creation Units. Therefore, they are unable to purchase or redeem the shares directly from the Fund. Rather, most retail investors may purchase shares in the secondary market with the assistance of a broker and are subject to customary brokerage commissions or fees.

The Fund currently offers one class of shares, which has no front-end sales load, no deferred sales charges, and no redemption fee. A fixed transaction fee is imposed for the transfer and other transaction costs associated with the purchase or sale of Creation Units. The standard fixed transaction fee for the Fund is $300, payable to the Custodian. The fixed transaction fee may be waived on certain orders if the Fund’s Custodian has determined to waive some or all of the costs associated with the order or another party, such as the Adviser, has agreed to pay such fee. In addition, a variable fee may be charged on all cash transactions or substitutes for Creation Units of up to a maximum of 2% of the value of the Creation Units subject to the transaction. Variable fees received by the Fund, if any, are displayed in the capital shares transactions section of the Statements of Changes in Net Assets. The Fund may issue an unlimited number of shares of beneficial interest, with no par value. All shares of the Fund have equal rights and privileges.

NOTE 7 – RISKS

Investment Company Risk (prior to July 31, 2023). The risks of investing in investment companies, such as the underlying ETFs, typically reflect the risks of the types of instruments in which the investment companies invest. By investing in another

AlphaMark Actively Managed Small Cap ETF

NOTES TO FINANCIAL STATEMENTS
September 30, 2023 (Unaudited) (Continued)

investment company, the Fund becomes a shareholder of that investment company and bears its proportionate share of the fees and expenses of the other investment company. The Fund may be subject to statutory limits with respect to the amount it can invest in other ETFs, which may adversely affect the Fund’s ability to achieve its investment objective. Investments in ETFs are also subject to the following risks: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; and (iii) trading of an ETF’s shares may be halted for a number of reasons.

Smaller Companies Risk. The equity securities of smaller companies have historically been subject to greater investment risk than securities of larger companies. The prices of equity securities of smaller companies tend to be more volatile and less liquid than the prices of equity securities of larger companies.

AlphaMark Actively Managed Small Cap ETF

Expense Example
For the Six-Months Ended September 30, 2023 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions on purchases and sales of Fund shares, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period as indicated in the following Expense Example Table.

Actual Expenses

The first line of the table provides information about actual account values based on actual returns and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period’’ to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

	Beginning Account Value April 1, 2023	Ending Account Value September 30, 2023	Expenses Paid During the Period(1)
Actual	$1,000.00	$1,020.50	$4.55
Hypothetical (5% annual return before expenses)	$1,000.00	$1,020.50	$4.55

(1)

The dollar amounts shown as expenses paid during the period are equal to the annualized expense ratio, 0.90%, multiplied by the average account value during the six-month period, multiplied by 183/366 to reflect the one-half year period.

AlphaMark Actively Managed Small Cap ETF

Review of Liquidity Risk Management Program
(Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act of 1940, the Trust, on behalf of the series of the Trust covered by this shareholder report (the “Series”), has adopted a liquidity risk management program to govern the Trust’s approach to managing liquidity risk. Rule 22e-4 seeks to promote effective liquidity risk management, thereby reducing the risk that a fund will be unable to meet its redemption obligations and mitigating dilution of the interests of fund shareholders. The Trust’s liquidity risk management program is tailored to reflect the Series’ particular risks, but not to eliminate all adverse impacts of liquidity risk, which would be incompatible with the nature of such Series.

The investment adviser to the Series has adopted and implemented its own written liquidity risk management program (the “Program”) tailored specifically to assess and manage the liquidity risk of the Series.

At a recent meeting of the Board of Trustees of the Trust, the Trustees received a report pertaining to the operation, adequacy, and effectiveness of implementation of the Program for the period ended December 31, 2022. The report concluded that the Program is reasonably designed to assess and manage the Series’ liquidity risk and has operated adequately and effectively to manage such risk. The report reflected that there were no liquidity events that impacted the Series’ ability to timely meet redemptions without dilution to existing shareholders. The report further noted that no material changes have been made to the Program since its implementation.

There can be no assurance that the Program will achieve its objectives in the future. Please refer to the prospectus for more information regarding the Series’ exposure to liquidity risk and other principal risks to which an investment in the Series may be subject.

AlphaMark Actively Managed Small Cap ETF

Federal Tax Information
(Unaudited)

For the fiscal year ended March 31, 2023, certain dividends paid by the Fund may be subject to a maximum rate of 23.8%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from ordinary income designated as qualified dividend income was 100.00%.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividend received deduction for the fiscal year ended March 31, 2023 was 96.16%.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was 0.00%.

Information About Portfolio Holdings
(Unaudited)

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Part F of Form N-PORT. The Fund’s Part F of Form N-PORT is available without charge, upon request, by calling toll-free at (800) 617-0004. Furthermore, you may obtain the Part F of Form N-PORT on the SEC’s website at www.sec.gov or the Fund’s website at www.alphamarkadvisors.com/etf/. The Fund’s portfolio holdings are posted on its website at www.alphamarkadvisors.com/etf/ daily.

Information About Proxy Voting
(Unaudited)

A description of the policies and procedures the Fund uses to determine how to vote proxies relating to portfolio securities is provided in the Statement of Additional Information (“SAI”). The SAI is available without charge, upon request, by calling toll-free at (800) 617-0004, by accessing the SEC’s website at www.sec.gov, or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

When available, information regarding how the Fund voted proxies relating to portfolio securities during the twelve-months ending June 30 is available by calling toll-free at (800) 617-0004 or by accessing the SEC’s website at www.sec.gov.

Information About the Fund’s Trustees
(Unaudited)

The SAI includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 617-0004, by accessing the SEC’s website at www.sec.gov or by accessing the Fund’s website at www.alphamarkadvisors.com/etf/.

AlphaMark Actively Managed Small Cap ETF

Frequency Distribution of Premiums and Discounts
(Unaudited)

Information regarding how often shares of the Fund trade on the exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Fund is available, without charge, on the Fund’s website at www.alphamarkadvisors.com/etf/.

Adviser

AlphaMark Advisors, LLC

810 Wright’s Summit Parkway, Suite 100

Fort Wright, Kentucky 41011

Distributor

Quasar Distributors, LLC

111 East Kilbourn Avenue, Suite 2200

Milwaukee, Wisconsin 53202

Custodian

U.S. Bank National Association

1555 North Rivercenter Drive, Suite 302

Milwaukee, Wisconsin 53212

Transfer Agent

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, Wisconsin 53202

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water Street, Suite 830

Milwaukee, Wisconsin 53202

Legal Counsel

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Avenue, NW

Washington, DC 20004

AlphaMark Actively Managed Small Cap ETF

Symbol – SMCP

CUSIP – 26922A834

(b)	Not applicable.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable for semi-annual reports.

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)	The Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	ETF Series Solutions

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/5/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kristina R. Nelson
Kristina R. Nelson, President (principal executive officer)

Date	12/5/2023

By (Signature and Title)*	/s/ Kristen M. Weitzel
Kristen M. Weitzel, Treasurer (principal financial officer)

Date	12/5/2023

* Print the name and title of each signing officer under his or her signature.